Goodwill and Other Intangibles	12 Months Ended
Dec. 31, 2021
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and Other Intangibles	Goodwill and Other Intangibles
Changes in the carrying amount of goodwill, for the years ended December 31, 2021 and 2020 are as follows:

	Agriculture	Construction	Commercial and Specialty Vehicles	Powertrain	Financial Services	Total
	(in millions)
Balance at January 1, 2020	$1,732	$587	$59	$5	$155	$2,538
Foreign currency translation and other	(37)	(2)	6	2	2	(29)
Goodwill impairment charge	—	(585)	—	—	—	(585)
Balance at December 31, 2020	$1,695	$—	$65	$7	$157	$1,924
Foreign currency translation and other	(1)	(2)	(5)	(1)	(1)	(10)
Acquisitions	1,326	51	—	—	—	1,377
Balance at December 31, 2021	$3,020	$49	$60	$6	$156	$3,291
The acquisitions of Raven and Sampierana during the fourth quarter of 2021 led to an increase in goodwill for Agriculture and Construction of $1.3 billion and $51 million, respectively. Goodwill related to the acquisitions was calculated as the excess of the consideration transferred over the net assets recognized and represents the future economic benefits arising from the other assets acquired that could not be individually identified and separately recognized. The valuation of assets acquired and liabilities assumed has not yet been finalized as of December 31, 2021. Thus, goodwill associated with the acquisitions is subject to adjustment during the measurement period.
Impairment testing for goodwill is done at a reporting unit level. Under the goodwill impairment test, CNH Industrial’s estimate of the fair value of the reporting unit is compared with its carrying value. An impairment charge should be recognized for the amount by which the carrying amount exceeds the reporting unit’s fair value; however, the loss recognized should not exceed the total amount of goodwill allocated to that reporting unit. CNH Industrial has the option to perform the qualitative assessment for a reporting unit to determine if the quantitative impairment test is necessary.
Goodwill and other indefinite-lived intangible assets are tested for impairment annually or more frequently if a triggering event occurs. During the second quarter of 2020, the Company considered whether a quantitative interim assessment of goodwill for impairment was required as a result of the significant economic disruption caused by the COVID-19 pandemic. Based on the internal and external sources of information considered through June 30, 2020, including the current and expected future economic and market conditions surrounding the COVID-19 pandemic and its impact on each of the reporting units, industry and market considerations, overall financial performance (both current and projected), as well as the amount by which the fair value of the Company’s reporting units exceeded their respective carrying values at the date of the last quantitative assessment, the Company, as part of the qualitative assessment performed, determined these conditions indicated that it was more likely than not that the carrying value of the Construction reporting unit exceeded its fair value as of June 30, 2020. At June 30, 2020, CNH Industrial completed a quantitative impairment assessment for the Construction reporting unit which resulted in a fair value below carrying value. Based on the assessment, the Company recognized a goodwill impairment charge of $585 million for the Construction reporting unit. At December 31, 2020, the Company completed its annual impairment assessment and concluded there was no impairment to goodwill for the other reporting units. At December 31, 2021, the Company completed its annual assessment and concluded that there was no impairment to goodwill for any of the reporting entities.
As of December 31, 2021, and December 31, 2020, the Company’s other intangible assets and related accumulated amortization consisted of the following:

		2021			2020
	Weighted Avg. Life	Gross	Accumulated Amortization	Net	Gross	Accumulated Amortization	Net
		(in millions)
Other intangible assets subject to amortization:
Dealer networks	15	$310	$249	$61	$311	$241	$70
Patents, concessions, licenses and other	5-25	2,718	1,703	1,015	2,107	1,678	429
		3,028	1,952	1,076	2,418	1,919	499
Other intangible assets not subject to amortization:
Trademarks		272	—	272	273	—	273
Total Other intangible assets		$3,300	$1,952	$1,348	$2,691	$1,919	$772
During the fourth quarter of 2021, the Company recorded $0.5 billion in intangible assets based on the preliminary valuation for the Raven Industries, Inc. and Sampierana S.p.A. acquisitions. Thus, the intangible assets associated with the acquisitions are subject to adjustment during the measurement period.
During 2020, the Company recorded impairment charges of $27 million related to its Construction dealer network and $65 million related to certain software costs in its Agriculture segment. The impairments were included in "Cost of goods sold" in the Consolidated Statement of Operations. There were no impairments to intangible assets in 2021.
CNH Industrial recorded amortization expense of $120 million, $105 million, and $112 million during 2021, 2020, and 2019, respectively.
Based on the current amount of other intangible assets subject to amortization, the estimated annual amortization expense for each of the succeeding 5 years is expected to be as follows: $114 million in 2022; $99 million in 2023; $80 million in 2024, $58 million in 2025; and $43 million in 2026.